SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement            [  ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule
     14a-11(c) or Rule 14a-12


                           Western Asset Trust, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                         if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total Fee Paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                           WESTERN ASSET TRUST, INC.
                          117 East Colorado Boulevard
                           Pasadena, California 91105

                                                                   May ___, 1998
         DEAR SHAREHOLDER:

         You are cordially invited to attend a Special Meeting of Shareholders of Western Asset Trust, Inc. (the "WAT Funds" or the "Company") to be held on Friday, May ___, 1998, at 9:00 a.m., Pacific time, at the offices of the Company, 117 East Colorado Boulevard, Pasadena, California.

         At the meeting you will be asked to approve two proposals in connection with the participation by certain of the Company's portfolios in a new institutional fund family sponsored by Legg Mason Wood Walker, Incorporated. Specifically, shareholders of certain of the Company's portfolios will be asked to approve an investment management agreement between the Company and LM Institutional Advisors, Inc. ("LMIA") and an investment advisory agreement between LMIA and Western Asset Management Company ("Western Asset"), the current investment adviser to the portfolios. The new agreements call for the same contractual advisory fee and administrative fee currently paid by these portfolios to be paid in the aggregate to LMIA, which in turn will pay Western Asset; the new agreements do not, in the aggregate, result in a fee increase to the portfolios.

         Shareholders will also be asked to approve changes to the Company's charter which will, among other things, permit the Company to issue multiple classes of shares. Additionally, you will be asked to vote on the election of three Directors to the Company's Board of Directors and to ratify the selection of the Company's auditors.

         Finally, you will be asked to amend or eliminate certain of the portfolios' fundamental investment restrictions that have heretofore limited the scope of the portfolios' activities. Some of these restrictions were previously required by certain state securities laws which are no longer applicable to the portfolios due to recent federal legislation that effectively eliminated the ability of states to impose investment limitations on registered investment companies. Approval of these proposals will provide the Company with the maximum investment flexibility permitted under current law.

         Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

         If you return your proxy card promptly you can help the Company avoid the expense of follow-up mailings to achieve a quorum so that the meeting can be held. If you decide between now and the meeting that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting.

                                    Sincerely,


                                    W. Curtis Livingston, III
                                    President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO THEY CAN BE REPRESENTED AT THE MEETING.

                           WESTERN ASSET TRUST, INC.
                                 CORE PORTFOLIO
                             INTERMEDIATE PORTFOLIO
                           LIMITED DURATION PORTFOLIO
                             MONEY MARKET PORTFOLIO
                       INTERNATIONAL SECURITIES PORTFOLIO
                          117 East Colorado Boulevard
                           Pasadena, California 91105




                      -----------------------------------


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      -----------------------------------



   A special meeting (the "Meeting") of the shareholders of the Core Portfolio, Intermediate Portfolio, Limited Duration Portfolio, Money Market Portfolio and International Securities Portfolio (each a "Portfolio" and collectively the "Portfolios") of Western Asset Trust, Inc. (the "Company") will be held on
      , May   , 1998, at 9:00 a.m., Pacific time, at the offices of the Company,
117 East Colorado Boulevard, Pasadena, California 91105 for the following purposes:

   ALL SHAREHOLDERS WILL VOTE:

   1.   To approve or disapprove a new charter for the Company;

   2.   To elect three new directors of the Company;

   3.   To ratify the Board of Directors' selection of independent auditors;

   SHAREHOLDERS OF THE CORE, INTERMEDIATE, LIMITED DURATION AND MONEY MARKET PORTFOLIOS WILL VOTE:

   4a. To approve or disapprove a new Investment Management Agreement between the Company on behalf of the relevant Portfolio and LM Institutional Advisors, Inc. ("LMIA"), as described in the attached Proxy Statement;

   4b. To approve or disapprove a new Investment Advisory Agreement with respect to the relevant Portfolio between LMIA and Western Asset Management Company, as described in the attached Proxy Statement;

   5a.  To approve or disapprove an amendment to the relevant
        Portfolio's fundamental investment restriction with respect to investments in real estate;

   5b. To approve or disapprove an amendment to the relevant Portfolio's fundamental investment restriction with respect to investments in commodities;

   5c. To approve or disapprove an amendment to the relevant Portfolio's fundamental investment restriction with respect to making loans;

   5d. To approve or disapprove an amendment to the relevant Portfolio's fundamental investment restriction with respect to borrowing and senior securities;

   5e. To approve or disapprove elimination of the relevant Portfolio's fundamental investment restriction with respect to margin transactions;

   5f. To approve or disapprove elimination of the relevant Portfolio's fundamental investment restriction with respect to pledging assets;

   5g.  To approve or disapprove elimination of the relevant
        Portfolio's fundamental investment restriction with respect to investments in certain oil, gas or other mineral interests; and

        SHAREHOLDERS OF EACH PORTFOLIO WILL VOTE AS APPROPRIATE:

   6. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

   Shareholders of record as of the close of business on April ___, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                              By order of the Board of Directors
                                                     of the Company,


                                                    W. Curtis Livingston, III
                                                    President
May ___, 1998

                           WESTERN ASSET TRUST, INC.
                                 CORE PORTFOLIO
                             INTERMEDIATE PORTFOLIO
                           LIMITED DURATION PORTFOLIO
                             MONEY MARKET PORTFOLIO
                       INTERNATIONAL SECURITIES PORTFOLIO
                          117 East Colorado Boulevard
                           Pasadena, California 91105

                      -----------------------------------


                                PROXY STATEMENT

                      -----------------------------------



         This proxy statement is furnished to the holders of shares in the Core Portfolio, Intermediate Portfolio, Limited Duration Portfolio, Money Market Portfolio or International Securities Portfolio (each a "Portfolio" and collectively the "Portfolios") of Western Asset Trust, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company to be used at a special meeting of such holders to be held at 9:00 a.m., Pacific time, on ______, May ___, 1998, or any adjournment thereof (the "Meeting"), at the offices of the Company, 117 East Colorado Boulevard, Pasadena, California. Shareholders of record at the close of business on April __, 1998 are entitled to be present and vote at the Meeting. These proxy materials are first being made available to shareholders on or about May ___, 1998.

         Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Directors and in the judgment of the proxyholders as to any other business that properly comes before the Meeting. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Company (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy or by attending the Meeting, requesting return of your proxy, and voting in person.

         COPIES OF EACH PORTFOLIO'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY AT 117 EAST COLORADO BOULEVARD, PASADENA, CALIFORNIA 91105, ATTENTION: DONNA BARNES, OR BY CALLING AT 1-800-822-5544.

         On the record date, April ___, 1998, there were: [__________] shares of capital stock, $.001 par value per share, outstanding in the Core Portfolio, [_________] shares of capital stock, $.001 par value per share, outstanding in the Intermediate Portfolio, [_________] shares of capital stock, $.001 par value per share, outstanding in the Limited Duration Portfolio, [__________] shares of capital stock, $.001 par value per share, outstanding in the Money Market Portfolio and [__________] shares of capital stock, $.001 par value per share, outstanding in the International Securities Portfolio, for a total of [_________] shares of capital stock, $.001 par value per share, outstanding in the Company. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

                                    GENERAL

         Beginning on or about June 1, 1998, the Company is expected to become part of a new institutional fund family, called LM Institutional Fund Advisors, sponsored by Legg Mason Wood Walker, Incorporated ("Legg Mason"). Each of the Core, Intermediate, Money Market and Limited Duration Portfolios will participate in this new fund family, as well as eight other Portfolios of the Company that have not yet commenced the public offering of their shares. The new fund family will also consist of six portfolios of LM Institutional Fund Advisors II, Inc., a recently formed Maryland corporation.

         The new fund family will offer institutional investors a broad array of equity and fixed income portfolios managed by LM Institutional Advisors, Inc. (the "Manager"), an affiliate of Legg Mason, and advised by Western Asset Management Company ("Western Asset") or its affiliates. Shares of each Portfolio are currently expected to be offered in two classes: the Institutional Class and the Financial Intermediary Class (which will bear a distribution or "12b-1" fee). CURRENT SHAREHOLDERS WILL HOLD INSTITUTIONAL CLASS SHARES AND WILL NOT BEAR A 12B-1 FEE.

         With the proposed new fund family, the Company's Portfolios may be more attractive to a greater number of investors who desire a unified investment product with more investment choices offered through a variety of distribution channels. As a result, the Directors believe that the Company's participation in LM Institutional Fund Advisors may lead to increased sales of shares, resulting in greater investment flexibility for the Portfolios and, to the extent of any increase in the size of the Portfolios, possible reductions in operating expense ratios due to economies of scale -- thus benefiting both existing and future shareholders.

         At the Meeting, you will be asked to vote on a number of proposals. Specifically, in Proposal 1, shareholders will be asked to approve certain changes to the Company's charter which would, among other things, permit the issuance of multiple classes of shares. In Proposal 2, you will be asked to elect three new Directors of the Company which, as described below in more detail, may eliminate the cost and expense of future elections. In Proposal 3, you will be asked to ratify the Board of Directors' selection of independent auditors. In Proposal 4, you are being asked to approve new advisory arrangements for the Core, Intermediate, Money Market and Limited Duration Portfolios. Finally, in Proposal 5 you will be asked to approve the amendment or elimination of certain of the Portfolios' fundamental investment restrictions, which is expected to benefit the Portfolios by giving them greater investment flexibility.

              1.  APPROVAL OF AMENDMENTS TO THE COMPANY'S CHARTER

         The Directors have approved, and are recommending that shareholders approve, certain amendments to the Company's Articles of Incorporation (the "Current Articles"). The proposed revised Articles of Incorporation ("Proposed Articles") are attached as Appendix A to this Proxy Statement, and the description of the Proposed Articles contained herein is qualified in its entirety by reference to Appendix A. If the Proposed Articles are approved, the Company will continue to be governed by Maryland corporate law, and the Company's operations will remain subject to the provisions of the 1940 Act.

         Although the Proposed Articles contain many changes from the Current Articles, the principal reason for revising the Company's charter at this time is to permit the Company's Portfolios to issue multiple classes of shares. The Current Articles provide for the issuance of an unlimited number of Portfolios, but only one class of shares of each Portfolio, with each share in that class representing an equal proportionate interest in the relevant Portfolio. The creation of one or more separate classes of shares of a Portfolio would permit the Directors to allocate costs of a class (such as distribution costs) to those investors who purchase the shares of such class. For example, as noted above, it is currently expected that the Portfolios of LM Institutional Fund Advisors -- including Portfolios of the Company -- will offer two classes of shares: the Institutional Class and the Financial Intermediary Class. The principal economic difference between the classes is expected to be that the Financial Intermediary Class will bear a distribution fee (sometimes referred to as a "12b-1 fee"), while the Institutional Class will not. The creation of an additional class of shares will permit the distribution fee to be properly allocated to those shareholders who purchase the Financial Intermediary Class. CURRENT SHAREHOLDERS WILL HOLD INSTITUTIONAL CLASS SHARES AND WILL NOT PAY A 12B-1 FEE. In the future the Directors could determine that other costs should be specially allocated to a particular class of shares or may make other changes to the terms of the classes.

         The two classes of shares of a Portfolio would participate in all other respects on an equal proportionate basis, including as to investment income, realized and unrealized gains and losses on portfolio investments and all other operating expenses of the Portfolio. The classes of shares will vote together as a single class at meetings of shareholders, except that shares of a class which is affected by any matter materially different from shares of the other class will vote as a separate class and that holders of shares of a class not affected by a matter will not vote on that matter.

         The Company has no present intention of creating additional classes of shares of any Portfolio other than the Institutional Class and the Financial Intermediary Class, although under the Proposed Articles the Directors may do so in the future in their sole discretion and without shareholder approval. Any such additional class or classes of shares would have such different rights, preferences, privileges and obligations as the Directors may determine, consistent with Maryland law and the 1940 Act.

         The Proposed Articles also contain other changes from the Current Articles, the most significant of which are summarized below.

         QUORUM OF SHAREHOLDERS. The Current Articles define a quorum as one-third of the shareholders of the Company (unless a larger number is required by law on a specific matter). The Proposed Articles, however, would define a quorum as thirty percent (30%) of the DOLLAR VALUE of the outstanding shares of the Company. The change from 33-1/3% to 30% will make a quorum easier to achieve. The change which would base the presence of a quorum on the percentage of the dollar value of outstanding shares of the Company is intended to more accurately reflect the extent of shareholder participation in the Company, especially in light of the fact that two of the Company's Portfolios -- the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio -- will have a net asset value per share of $1.00, and thus, absent this change, shares of such Portfolios would count disproportionately high in determining the presence of a quorum. The proposed changes will not affect voting rights; each share (or fraction thereof), regardless of net asset value, would continue to be entitled to one vote (or fraction thereof).

         STANDARDS IN RESPECT OF ADVISORY AND DISTRIBUTION CONTRACTS. The Current Articles provide that all advisory and distribution contracts entered into with certain interested persons of the Company must, INTER ALIA, be "reasonable and fair" when entered into. While there is no comparable provision in the Proposed Articles, if the Proposed Articles are approved, all advisory and distribution contracts entered into by the Company would remain subject to the requirements of the 1940 Act and the rules and regulations thereunder, which impose certain fiduciary standards. For example, Section 36 of the 1940 Act imposes a fiduciary duty on advisers and their affiliates with respect to the compensation that they receive from registered investment companies such as the Company for services to such companies. Applicable state laws may also impose fiduciary standards.

         INDEMNIFICATION OF TRUSTEES AND OFFICERS. The Current Articles provide that the Directors and officers of the Company may be indemnified by the Company to the limits of federal and Maryland law. The Proposed Articles add additional specifications that the Company may indemnify and advance expenses to Directors and officers of the Company or persons who serve in certain capacities for other firms at the request of the Company. Under the Proposed Articles, the Company could also indemnify and advance expenses for such persons who served in similar capacities for a predecessor of the Company.

         REMOVAL OF DIRECTORS. The Current Articles do not specifically provide for the removal of Directors. The current By-Laws of the Company, which may be changed by vote of the Directors, provide that a Director may be removed with or without cause by a majority vote of shareholders at a meeting where a quorum of shareholders is present. The Proposed Articles, which may be changed only by an affirmative vote of shareholders, would require a Director's removal if (i) two-thirds of shareholders entitled to vote approved the Directors removal, and
(ii) there was "cause" to remove the Director. The Proposed Articles would define "cause" as "(a) a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the [Company] through bad faith or active and deliberate dishonesty, or (b) the barring or prohibition of such director from serving as a director of a registered investment company under Section 9 of the 1940 Act." This provision, when coupled with the provision in the Bylaws authorizing the Board of Directors to fill vacant directorships, precludes shareholders from removing the incumbent Directors except upon the existence of cause for removal together with a substantial affirmative vote and filling the vacancies created by such removal with their own nominees.

         REQUIRED VOTE. Approval of the Proposed Articles will require the affirmative vote of a majority of the shares Company.

         THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ARTICLES.

                           2. ELECTION OF DIRECTORS

         The Directors of the Company are proposing that shareholders elect John
E. Bryson, Anita L. DeFrantz and Edward A. Taber, III as Directors. Although the election of these Directors is not required by law, the Directors have determined that it is in the best interests of the Company to ask the Company's shareholders to vote on the election of Messrs. Bryson and Taber and Ms. DeFrantz at the Meeting. The Directors believe that by having shareholders elect the proposed new Directors now, the Company may delay the time at which another shareholder meeting is required under the 1940 Act for the purpose of electing Directors, thereby saving the expense associated with holding such a meeting. Under the 1940 Act the Company will be required to hold a shareholders' meeting for the election of Directors (i) at such time as less than a majority of the Directors holding office has been elected by the shareholders and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

         If elected, Mssrs. Bryson and Taber and Ms. DeFrantz have agreed to serve as Directors of the Company, and shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

         If any of the nominees should be unavailable for election at the time of the meeting (which is not presently anticipated), the shareholders may vote for other persons in their discretion.

         Certain information about Mssrs. Bryson and Taber and Ms. DeFrantz is set forth in the following table. An asterisk (*) indicates an individual who will be an interested person of the Portfolios as defined in the 1940 Act.

NAME                         AGE                BUSINESS EXPERIENCE
----                         ---                -------------------
John E. Bryson                54                Chairman and Chief Executive Officer of Edison
                                                International and its principal subsidiary, Southern
                                                California Edison; Director of Pacific American
                                                Income Shares, Inc.; Director of The Boeing
                                                Company, The Times Mirror Company, H.F. Ahmanson &
                                                Co., and the W.M. Keck Foundation; Trustee of
                                                Stanford University.

Anita L. DeFrantz             45                President of the Amateur Athletic Foundation of
                                                Los Angeles; President of Kids in Sports; Vice
                                                President of the International Olympic Committee;
                                                Director of Pacific American Income Shares, Inc.;
                                                Board Member of the Amateur Athletic Foundation
                                                of Los Angeles, the International Olympic Committee,
                                                and the United States Olympic Committee Executive
                                                Board.

Edward A. Taber, III (1)*     54                Senior Executive Vice President of Legg Mason,
                                                Inc.; Director of the Legg Mason Value Trust,
                                                Inc., the Legg Mason Total Return Trust, Inc. and
                                                the Legg Mason Special Investment Trust, Inc.;
                                                Trustee of the Legg Mason Tax-Free Income Fund
                                                and the Legg Mason Cash Reserve Trust;
                                                President and a Director of the Legg Mason
                                                Income Trust, Inc., the Legg Mason Global Trust,
                                                Inc., and the Legg Mason Investors Trust, Inc.;
                                                Director of Western Asset Global Management
                                                Limited, Bartlett & Co., Batterymarch Financial
                                                Management, Inc., Gray, Seifert & Co., Inc.,
                                                GSH & Co. Inc., Fairfield Group, Inc., LM
                                                Institutional Fund Advisors II, Inc. and Legg
                                                Mason Fund Advisers, Inc.; Formerly, director of
                                                Taxable Fixed Income Division of  T. Rowe Price
                                                Associates, Inc.

         (1) Mr. Taber is an interested person because of his positions with Legg Mason, Inc. and its affiliates. Legg Mason, Inc. is the parent of the Manager.

         In addition to Mssrs. Bryson and Taber and Ms. DeFrantz, the Company currently has seven Directors and six executive officers. You are not being asked to vote on the other Directors and Officers. We have provided information as to their experience and compensation below, so that you may have an accurate picture of the Company's Management Structure.

         DIRECTORS. Certain information about the seven persons currently serving as Directors of the Company is set forth in the following table. An asterisk (*) indicates directors who are interested persons of the Portfolios as defined in the 1940 Act.

NAME                                AGE              BUSINESS EXPERIENCE
----                                ---              -------------------
Ronald J. Arnault                   [54]             President of RJA Consultants (energy industry
                                                     financial consulting); member, Board of
                                                     Governors of The Music Center of Los
                                                     Angeles and the Center Theatre Group;
                                                     formerly Executive Vice President, Chief
                                                     Financial Officer and Director of ARCO;
                                                     Director of Vastar Resources, Inc., ARCO
                                                     Chemical Company, SunAmerica, Inc. and
                                                     Brookings Institution. Elected as a Director
                                                     in 1997.

Dr. Richard C. Gilman(2)            [74]             President Emeritus of Occidental College,
                                                     1988-present; Director of Pacific American
                                                     Income Shares, Inc.; formerly President and
                                                     Chief Executive Officer of Occidental College.
                                                     Elected as a Director in 1990.

W. Curtis Livingston, III*(1)       [54]             President, Director and Chief Executive
                                                     Officer of Western Asset Management
                                                     Company (investment management firm and
                                                     the current investment adviser to the Portfolios),
                                                     December 1980-present; President, Pacific
                                                     American Income Shares, Inc.  Director of
                                                     Legg Mason, Inc. and LM Institutional Fund Advisors,
                                                     II, Inc. Elected as a Director in 1993.  Mr.
                                                     Livingston also serves as President of the Company.

William G. McGagh(1)(2)             [68]             Consultant, McGagh Associates (corporate
                                                     financial consulting), January 1989-present;
                                                     Director of Pacific American Income Shares, Inc.;
                                                     formerly Senior Vice-President, Chief
                                                     Financial Officer and Director of Northrop
                                                     Corporation (military aircraft).  Elected as a
                                                     Director in 1990.  Mr. McGagh also serves as
                                                     Chairman of the Board.

Ronald L. Olson* (2)(3)             [56]             Senior Partner, Munger, Tolles & Olson LLP
                                                     (a law partnership); Director of Pacific
                                                     American Income Shares, Inc.  Elected as a
                                                     Director in 1990.

Louis A. Simpson(1)                 [60]             President and Chief Executive Officer Capital
                                                     Operations of Government Employees Insurance Company

NAME                                AGE              BUSINESS EXPERIENCE
----                                ---              -------------------
                                                     (GEICO Corporation), May 1993 - present; Director of
                                                     Pacific American Income Shares, Inc., Potomac
                                                     Electric Power Company, Potomac Capital Investment
                                                     Corporation, Thompson PBE, and COHR, Inc.; formerly
                                                     Vice Chairman of GEICO (1985-1993); Senior Vice
                                                     President and Chief Investment Officer of GEICO
                                                     (1979-1985); President and Chief Executive Officer of
                                                     Western Asset Management Company. Elected as a Director
                                                     in 1994.

William E.B. Siart                  [50]             Director of Pacific American Income Shares,
                                                     Inc.; Formerly Chairman (1995-1996), Chief
                                                     Executive Officer (1995-1996), President
                                                     (1990-1996) of First Interstate Bancorp.
                                                     Member of the Board of Trustees of the
                                                     University of Southern California. Elected as a
                                                     Director in 1997.

         (1) Member of the Executive Committee of the Board. When the full Board is not in session, the Executive Committee may exercise all the powers held by the Board in the management of the business and affairs of the Portfolios that may be lawfully exercised by the full Board, except the power to declare a dividend, authorize the issuance of stock, recommend to stockholders any matter requiring stockholders' approval, amend the By-Laws, or approve any merger or share exchange which does not require shareholder approval. There was one meeting of the Executive Committee during the fiscal period ended March 31, 1998.

         (2) Member of the Audit Committee of the Board. The Audit Committee meets with the Portfolios' independent accountants to review the financial statements of each of the Portfolios, the arrangements for special and annual audits, the adequacy of internal controls, each of the Portfolios' periodic reporting process, material contracts entered into by each of the Portfolios, the services provided by the accountants, any proposed changes in accounting practices or principles and the independence of the accountants and reports on such matters to the Board. There was one meeting of the Audit Committee during the fiscal year ended March 31, 1998.

         (3) Mr. Olson is an interested person because the law firm in which he is a partner has provided certain services to the Company and the Adviser.

         During the fiscal year ended June 30, 1997, there were four meetings of the Board of Directors.

         The Company has no compensation committee.

         The Nominating Committee is solely responsible for the nomination of candidates to serve on the Board of Directors who are not "interested persons" of the Company. There were no meetings of the Nominating Committee during the fiscal period March 31, 1998. The Nominating Committee will not consider recommendations for Board of Directors candidates from shareholders.

         EXECUTIVE OFFICERS. Certain information with respect to the executive officers of the Company who are not also Directors is set forth in the following table:

NAME, POSITION IN
COMPANY, AND AGE             OFFICER SINCE        BUSINESS EXPERIENCE
-----------------            -------------        -------------------
Kent E. Engel, Vice              1990             Director and Chief Investment Officer
President, 50                                     of Western Asset Management
                                                  Company, 1969-present; Vice
                                                  President and Portfolio Manager of
                                                  Pacific American Home Shares, Inc.

Scott F. Grannis, Vice           1990             Director and Economist, Western
President, 48                                     Asset Management Company, 1989-
                                                  present; Vice President of Pacific
                                                  American Income Shares, Inc.;
                                                  formerly:  Vice President, Leland-
                                                  O'Brien Rubinstein (investment firm),
                                                  1986-1989.

Ilene S. Harker, Vice            1990             Director of Administration and
President, 43                                     Controls, Western Asset Management
                                                  Company, 1978-present; Vice
                                                  President, Pacific American Income
                                                  Shares, Inc., since April 1996;
                                                  Formerly:  Secretary of the Company
                                                  and Secretary, Pacific American
                                                  Income Shares, Inc., 1993-1996.

S. Kenneth Leech, Vice           1990             Director of Portfolio Management,
President, 43                                     Western Asset Management Company,
                                                  1990-present; formerly: Senior
                                                  Trader of Greenwich Capital, 1988-1990;
                                                  Fixed Income Manager of The First
                                                  Boston Corporation (holding company;
                                                  stock and bond dealers), 1985-1987.

NAME, POSITION IN
COMPANY, AND AGE             OFFICER SINCE        BUSINESS EXPERIENCE
-----------------            -------------        -------------------
Steven T. Saruwatari,             [ ]             Senior Financial Officer, Western
Treasurer, 32                                     Asset Management Company.
                                                  Formerly:  Controller-Finance for
                                                  LaSalle Paper Company/Spicers
                                                  Paper, Inc. (distributor of fine printing
                                                  papers) and Senior Auditor for
                                                  Coopers and Lybrand LLP (international
                                                  public accounting firm).

Stephen A. Walsh, Vice           1991             Director and Portfolio Manager,
President, 39                                     Western Asset Management
                                                  Company, 1991-present; formerly:
                                                  Portfolio Manager and Trader of
                                                  Security Pacific Investment Managers,
                                                  Inc. (investment management
                                                  company), 1989-1991.

         Each executive officer holds office until his or her successor is chosen by the Board and qualified, or until his or her earlier death, resignation or removal.

         Legg Mason Fund Adviser, Inc. (the "Administrator") currently serves as the administrator for the Company. Legg Mason Wood Walker, Incorporated
("LMWW") and Arroyo Seco, Inc. ("Arroyo Seco") (the "Distributors") act as distributors of the shares of the Portfolios. The Administrator, LMWW and Western Asset are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company. Arroyo Seco is a wholly owned subsidiary of Western Asset. The address of the Company, Western Asset and Arroyo Seco are located at 117 East Colorado Boulevard, Pasadena, California 91105. The address of the Administrator and LMWW is 100 Light Street, Baltimore, Maryland 21202.

         COMPENSATION. Officers and Directors of the Company who are affiliated persons of the Adviser, Administrator or Distributors receive no salary or fees from the Company. Independent Directors of the Company receive a fee of $2,000 annually for service as a Director, and a fee of $500 per Portfolio for each meeting of the Board of Directors attended by him or her. Mr. McGagh, the Chairman of the Board, receives an additional $1,000 per year for serving in that capacity.

         The following table provides certain information relating to the compensation of the Company's Directors and senior executive officers for the fiscal period ended March 31, 1998.

                                                             TOTAL
                                           AGGREGATE         COMPENSATION FROM
                                           COMPENSATION      PORTFOLIOS AND FUND
                                           FROM              COMPLEX PAID TO
NAME OF PERSON AND POSITION                PORTFOLIOS*       DIRECTORS**

William G. McGagh-
Chairman of the Board
and Director                               $12,000.00           $20,400.00

Dr. Richard C. Gilman - Director           $10,500.00           $18,500.00

Ronald L. Olson - Director                 $10,500.00           $18,600.00

W. Curtis Livingston, III -
President and Director                     None                 None

Louis A. Simpson - Director                $10,500.00           $18,600.00

Kent E. Engel - Vice President and
Portfolio Manager                          None                 None

Scott F. Grannis - Vice President          None                 None

Ilene S. Harker - Vice President           None                 None

Steven Saruwatari
Treasurer                                  None                 None

S. Kenneth Leech - Vice President          None                 None

Stephen A. Walsh - Vice President          None                 None

   * Represents fees paid to each Director during the fiscal period ended March 31, 1998.
   ** Represents aggregate compensation paid to each Director during the calendar year ended December 31, 1997.

   The Directors and executive officers of the Company own no shares in any Portfolio.

         REQUIRED VOTE. The Directors receiving the affirmative vote of a plurality of the votes cast at the meeting, if a quorum is present, shall be elected. Shares of all Portfolios shall vote as a single class for the Directors.

         THE DIRECTORS RECOMMEND THAT SHAREHOLDERS ELECT EACH OF THE APPOINTED DIRECTORS.


                     3. SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors, including the Directors who are not interested persons of the Company, have selected, by means of an unanimous written consent, Price Waterhouse LLP as independent auditors for the Company for the fiscal year ending March 31, 1999. The Directors expect to approve the appointment of Price Waterhouse, LLP in person at their upcoming meeting on April 17, 1998. A representative of Price Waterhouse, LLP will be present at the Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

         REQUIRED VOTE. The affirmative vote of a plurality of the votes cast at the meeting, if a quorum is present, is required to ratify the Directors' selection of independent auditors. Shares of all Portfolios shall vote together as a single class.

         THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS.


                 4. APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                 MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS
                     (CORE, INTERMEDIATE, LIMITED DURATION
                       AND MONEY MARKET PORTFOLIOS ONLY)

         The Board of Directors is recommending that shareholders of each of the Core, Intermediate, Limited Duration and Money Market Portfolios approve a new Investment Management Agreement (the "Management Agreement") between the Company and LM Institutional Advisors, Inc. (the "Manager") and a new Investment Advisory Agreement between the Manager and Western Asset (the "Advisory Agreement"; together with the Management Agreement, the "New Agreements"). Your approval of the New Agreements is being sought because, under the 1940 Act, all advisory agreements -- such as each Management Agreement and each Advisory Agreement -- must initially be approved by shareholders of a registered investment company such as the Company. You are being asked to vote on each New Agreement separately for each Portfolio.

         CURRENT ADVISORY AGREEMENT STRUCTURE. Western Asset currently serves as investment adviser to each Portfolio under an Investment Advisory Agreement dated August 24, 1990, and as amended on February 8, 1996, between Western Asset and the Company covering the Core, Limited Duration and Money Market Portfolios; and an Investment Advisory Agreement dated February 10, 1994, and as amended on February 8, 1996, between Western Asset and the Company covering the Intermediate Portfolio. These agreements were most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, Western Asset or its affiliates (the "Independent Directors"), on March 6, 1998 and by shareholders of the Core and Limited Duration Portfolios on ______________, of the Money Market Portfolio on _________ and of the Intermediate Portfolio on
_______________.

         Under the current advisory agreements, Western Asset is responsible, subject to the general supervision of the Board of Directors, for the actual management of each Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Portfolios' Prospectus and Statement of Additional Information. Western Asset also is responsible for the compensation of Directors and officers of the Company who are employees of Western Asset or its affiliates. Western Asset receives for its services to each Portfolio an advisory fee, calculated daily and payable monthly, at an annual rate equal to 0.40% of the Core Portfolio's average daily net assets; 0.35% of the Intermediate Portfolio's average daily net assets; 0.30% of the Limited Duration Portfolio's average daily net assets; and 0.30% of the Money Market Portfolio's average daily net assets.

         [INFORMATION WILL BE UPDATED TO MARCH 31, 1998 PRIOR TO MAILING.] For the Core Portfolio, Western Asset received $[2,006,880] (prior to fees waived of $[22,402]) for the fiscal period ended March 31, 1998. For the Intermediate Portfolio, Western Asset received $[568,685] (prior to fees waived of $[158,505]) for the fiscal period ended March 31, 1998. For the Limited Duration Portfolio, Western Asset waived all advisory fees for the fiscal period ended March 31, 1998. The Money Market Portfolio, which has not yet offered shares to the public, paid no advisory fees for the fiscal period ended March 31, 1998.

         Each Portfolio pays all of its other expenses which are not assumed by Western Asset or the Administrator. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the Directors who are not "interested persons" of Western Asset, the Administrator or the Company's principal underwriters, as that term is defined in the 1940 Act, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolio's for sale under federal and state law, distribution fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolios also are liable for such nonrecurring expenses as may arise, including litigation to which a Portfolio or the Company may be a party. The Company may also have an obligation to indemnify its directors and officers with respect to litigation.

         Under the current advisory agreements, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         Each of the current advisory agreements provide that they will continue in effect for an initial term of two years from its effective date and thereafter only so long as the agreement is approved at least annually by (i) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Directors and (ii) the majority vote of either the Board of Directors or the vote of a majority of the outstanding shares of the Portfolio.

         The current advisory agreements terminate automatically upon assignment and are terminable with respect to any Portfolio at any time without penalty by vote of the Company's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by Western Asset, on not less than 60 days' notice to the Company, and may be terminated immediately upon the mutual written consent of Western Asset and the Company.

         CURRENT ADMINISTRATION AGREEMENT STRUCTURE. LMFA, an affiliate of the Manager and Western Asset, also serves as the Portfolios' administrator under an Administration Agreement between the Company and LMFA dated as of August 24, 1990 covering the Core, Limited Duration and Money Market Portfolios, and an Administration Agreement dated February 10, 1994 covering the Intermediate Portfolio (together, the "Administration Agreement"). Pursuant to the Administration Agreement, LMFA is paid a monthly fee (calculated daily) at the annual rate of 0.10% of the Core, Limited Duration and Money Market Portfolios' average daily net assets and 0.05% of the Intermediate Portfolio's average daily net assets. Under the Administration Agreement, LMFA, among other services, manages the non-investment affairs of the Portfolios, directs matters related to the operation of the Portfolios and provides office space and administrative staff for the Portfolios, oversees accounting and recordkeeping services provided by the Portfolios' custodian and transfer and dividend-disbursing agent, and provides certain shareholder services not provided by the Portfolios' transfer and dividend- disbursing agent. The Administration Agreement provides that it shall continue indefinitely, but that it may be terminated by either party upon 60 days' notice. The Administration Agreement further provides that LMFA will only be liable to the Company for loss or damage incurred by the Company resulting from LMFA's lack of good faith, negligence or willful misconduct and also provides that the Company will indemnify LMFA against, among other things, loss or damage incurred by LMFA on account of any claim, demand, action or suit arising out of, or in connection with, its duties under the Administration Agreement, provided that LMFA has acted in good faith and without negligence or willful misconduct.

         PROPOSED MANAGEMENT, ADVISORY AND ADMINISTRATION STRUCTURE. If approved by shareholders, the Company, with respect to each Portfolio, will enter into the Management Agreement with the Manager and the Manager will enter into the Advisory Agreement with Western Asset. The Manager and Western Asset have informed the Directors that they anticipate that there will be no changes in the day-to-day management and operations relating to investment management of the Portfolios, including in the personnel managing the Portfolios. Neither the Manager nor Western Asset anticipates that the New Agreements will cause any reduction in the quality of services now provided to the Portfolios, or have any adverse effect on Western Asset's ability to fulfill its obligations to the Portfolios.

         As explained in more detail below, the Management Agreement and the Advisory Agreement provide that the Portfolios will receive the same level of advisory and administrative services for the same total fee currently paid by the Company for advisory and administrative services.

         MANAGEMENT AGREEMENT. The Management Agreement is materially identical to the current advisory agreements with respect to the advisory services provided to each Portfolio. The Management Agreement provides that, subject to such policies as the Directors may determine, the Manager will select and review the Portfolios' investments and provide office space and pay all salaries, fees and expenses of officers and Directors of the Company who are affiliated with the Manager. The Company will pay the Manager a management fee, calculated daily and payable monthly, as described below for its services under the Management Agreement.

         The Management Agreement, like the current advisory agreements, provides that the Manager may subcontract all or a portion of its investment advisory duties to another party, subject to the appropriate approvals by the Board of Directors and shareholders. Subject to receiving shareholder approval, the Board of Directors has approved the subcontracting of the investment advisory duties to Western Asset pursuant to the Advisory Agreements, the terms of which are discussed below.

         The Management Agreement provides that it shall continue in full force and effect (unless terminated automatically upon assignment) until terminated by the Company or the Manager by not more than sixty days' written notice. The Management Agreement will also automatically terminate if (i) the Directors or the shareholders of the relevant Portfolio by the affirmative vote of a majority of the outstanding voting securities of the Portfolio and (ii) a majority of the Directors who are not interested persons of the Company or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the Management Agreement's continuance. This automatic termination will occur at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; PROVIDED, HOWEVER, that if such continuance is submitted to the shareholders of the relevant Portfolio for their approval and such shareholders fail to approve such continuance, the Manager may continue to serve in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         The Management Agreement provides that the Portfolios will receive administrative services similar to those provided under the current administration agreement. For example, under the

Management Agreement, the Manager will also manage the non-investment affairs of the Portfolios, direct matters related to the operation of the Portfolios, provide office space and administrative staff for the Portfolios, and oversee accounting and recordkeeping services provided by a Portfolio's custodian and transfer and dividend-disbursing agent.

         A form of the Management Agreement is attached to this Proxy Statement as Appendix B.

         MANAGEMENT FEES. Pursuant to the Management Agreement, the Company will pay the Manager a fee, calculated daily and payable monthly, at an annual rate equal to 0.45% of the Core Portfolio's average daily net assets; 0.40% of the Intermediate Portfolio's average daily net assets; 0.20% of the Money Market Portfolio's average daily net assets; and 0.35% of the Limited Duration Portfolio's average daily net assets. This Management Fee is for both advisory services and administrative services owed under the Management Agreement.

         The proposed management fee IS EQUAL to the current contractual advisory fees and administrative fee. In other words, the contractual level of the management fee paid to the Manager by each Portfolio IS EQUAL to the total paid by the Portfolio of (a) the contractual advisory fee under the current advisory agreement with Western Asset, plus (b) the contractual administrative fee under the current administration agreement with LMFA.

         ADVISORY AGREEMENT. The Advisory Agreements provide that the Portfolios will receive investment advisory services similar to those provided under the current advisory agreements. Western Asset will continue to provide the same investment advisory services to the Portfolios under the Advisory Agreement as it does under the current advisory agreements. The Advisory Agreement provides that, subject to such policies as the Directors may determine and the supervision of the Manager, Western Asset will select and review the Portfolios' investments and provide office space and pay all salaries, fees and expenses of officers and Directors of the Company who are affiliated with Western Asset but not the Manager. The Manager will pay Western Asset an advisory fee out of the Manager's fee paid to it by the Company, calculated daily and payable monthly, at an annual rate equal to 0.40% of the Core Portfolio's average daily net assets; 0.35% of the Intermediate Portfolio's average daily net assets; 0.15% of the Money Market Portfolio's average daily net assets; and 0.30% of the Limited Duration Portfolio's average daily net assets.

         The Advisory Agreement provides that it shall continue in full force and effect (unless terminated automatically upon assignment) until terminated by the Manager, Western Asset, or the Company by not more than sixty days' written notice. The Advisory Agreement will also automatically terminate if (i) the Directors or the shareholders of the relevant Portfolio by the affirmative vote of a majority of the outstanding voting securities of the Portfolio and (ii) a majority of the Directors who are not interested persons of the Company, the Manager, or Western Asset by vote cast in person at a meeting called for the purpose of voting on such approval do not specifically approve at least annually the Advisory Agreement's continuance.

This automatic termination will occur at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; PROVIDED, HOWEVER, that if such continuance is submitted to the shareholders of the relevant Portfolio for their approval and such shareholders fail to approve such continuance, Western Asset may continue to serve in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         A form of the Advisory Agreement is attached to this Proxy Statement as Appendix C.

         OFFICER AND DIRECTOR INFORMATION. The following tables provide certain information concerning the principal executive officers and Directors of the Manager and Western Asset. Each person listed would be considered an "interested person" (as defined in the 1940 Act) of the Company and either the Manager or Western Asset, as appropriate. Each person's address, for those persons associated with the Manager, is 100 Light Street, Baltimore Maryland, 21202, and, for those persons associated with Western Asset, is 117 East Colorado Boulevard, Pasadena, California, 91105.

THE MANAGER

       NAME AND ADDRESS             POSITION WITH COMPANY                    PRINCIPAL OCCUPATION
                                          (IF ANY)
       ----------------             ---------------------                    --------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

WESTERN ASSET


       NAME AND ADDRESS             POSITION WITH COMPANY                    PRINCIPAL OCCUPATION
                                          (IF ANY)
       ----------------             ---------------------                    --------------------
W. CURTIS LIVINGSTON, III        PRESIDENT                        CHAIRMAN AND CEO, WESTERN ASSET
KENT S. ENGEL                    VICE PRESIDENT                   MANAGING DIRECTOR, CIO, WESTERN ASSET
SCOTT F. GRANNIS                 VICE PRESIDENT                   DIRECTOR, ECONOMIST, WESTERN ASSET

       NAME AND ADDRESS             POSITION WITH COMPANY                    PRINCIPAL OCCUPATION
                                          (IF ANY)
       ----------------             ---------------------                    --------------------
ILENE S. HARKER                  VICE PRESIDENT                   MANAGING DIRECTOR, ADMINISTRATION AND
                                                                  CONTROLS
JAMES W. HIRSCHMANN, III         VICE PRESIDENT                   MANAGING DIRECTOR, MARKETING, WESTERN
                                                                  ASSET
RANDOLPH L. KOHN                 VICE PRESIDENT                   MANAGING DIRECTOR, CLIENT SERVICES,
                                                                  WESTERN ASSET
S. KENNETH LEECH                 VICE PRESIDENT                   MANAGING DIRECTOR, PORTFOLIO MANAGER,
                                                                  WESTERN ASSET
RAYMOND A. MASON                 [NON-EMPLOYEE DIRECTOR]
EDWARD A. MOODY                  VICE PRESIDENT                   DIRECTOR, PORTFOLIO MANAGER, WESTERN
                                                                  ASSET
JAMES V. NELSON                  [DIRECTOR OF INVESTMENT
                                 RESEARCH]
ELISABETH N. SPECTOR             [NON-EMPLOYEE DIRECTOR]
EDWARD A. TABER, III             [NON-EMPLOYEE DIRECTOR]
JEFFREY D. VAN SCHALCK           [DIRECTOR AND RESEARCH
                                 ANALYST]
STEPHEN A. WALSH                 VICE PRESIDENT                   MANAGING DIRECTOR, PORTFOLIO MANAGER,
                                                                  WESTERN ASSET

         THE FOLLOWING TABLE PROVIDES INFORMATION REGARDING CERTAIN OFFICERS OF THE MANAGER AND WESTERN ASSET WHO ALSO HOLD POSITIONS WITH THE COMPANY. SIMILAR INFORMATION REGARDING W. CURTIS LIVINGSTON, III, KENT S. ENGEL, SCOTT F. GRANNIS, ILENE S. HARKER, JAMES W. HIRSCHMANN, III, RANDOLPH L. KOHN, S. KENNETH LEECH, EDWARD A. MOODY, STEPHEN A. WALSH, _______________________________
[MANAGER ADDITIONS]  IS PROVIDED IN THE PRECEDING TABLE.

        NAME AND ADDRESS           POSITION WITH THE COMPANY            POSITION WITH THE MANAGER
                                                                            OR WESTERN ASSET
        ----------------           -------------------------            -------------------------
CARL L. EICHSTAEDT                 VICE PRESIDENT                   PORTFOLIO MANAGER, WESTERN ASSET
KEITH J. GARDNER                   VICE PRESIDENT                   PORTFOLIO MANAGER, WESTERN ASSET
JOSEPH L. ORLANDO                  VICE PRESIDENT                   MARKETING EXECUTIVE, WESTERN ASSET
DONNA E. BARNES                    SECRETARY                        ASSISTANT SECRETARY AND COMPLIANCE
                                                                    OFFICER, WESTERN ASSET
STEVEN T. SARUWATARI               TREASURER                        SENIOR FINANCIAL OFFICER, WESTERN
                                                                    ASSET

         CORPORATE AFFILIATIONS OF THE MANAGER, WESTERN ASSET AND LMFA. Each of the Manager, Western Asset and LMFA are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company [IF THERE ARE ANY INTERMEDIATE PARENTS/SUBS BETWEEN LEGG MASON AND THE MANAGER, LMFA OR WESTERN ASSET, THEY WILL ALSO NEED TO BE LISTED.] The address of LM Institutional Advisors, Inc. is 100 Light Street, P.O. Box 1476, Baltimore, Maryland 21203-1476. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, California 91105.

         DIRECTOR ACTION. The Directors, including the Independent Directors, met on two separate occasions -- February 12, 1998 and March 6, 1998 -- to review various materials prepared by LMIA and Western Asset in connection with the New Agreements and to discuss these matters with representatives of LMIA and Western Asset and among themselves. The Directors approved the New Agreements at their March 6, 1998 meeting.

         A primary consideration of the Independent Directors were the representations of the Manager and Western Asset that (i) they anticipate that there will be no changes in the day-to-day management and operations relating to the investment advisory services provided to the Company, including in the personnel managing the Portfolios and (ii) they do not anticipate that the New Agreements will cause any reduction in the quality of services now provided to the Company, or have any adverse effect on the Manager's or Western Asset's ability to fulfill its obligations to the Company. The Directors also considered the performance of Western Asset to date in providing services to the Company. In addition, as explained more fully above, the Board of Directors considered the opportunities and advantages presented by the Company's participation in a new institutional fund family, the attendant restructuring of the advisory relationship between the Manager and Western Asset, and the potential efficiencies and asset growth resulting therefrom.

         Having considered these factors and their impact on the Portfolios, the Directors, including the Independent Directors, voted to approve the New Agreements at their March 6, 1998 meeting and to recommend to shareholders that they approve the New Agreements.

         REQUIRED VOTE. As provided in the 1940 Act, approval of a New Agreement with respect to a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of that Portfolio, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of that Portfolio or (ii) 67% or more of the shares of that Portfolio present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

         THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE EACH NEW AGREEMENT.

         If the shareholders do not approve a New Agreement, the Directors will take such further action as they may deem to be in the interests of the shareholders of the Company.

                             5. PROPOSED CHANGES TO
                      FUNDAMENTAL INVESTMENT RESTRICTIONS
             (CORE, INTERMEDIATE, LIMITED DURATION AND MONEY MARKET
                                PORTFOLIOS ONLY)

         As described in the following proposals, the Directors are recommending that shareholders approve a number of changes to the fundamental investment restrictions of the Core, Intermediate, Limited Duration and Money Market Portfolios, including the elimination of certain of these restrictions. The purpose of these changes is to increase the Portfolios' investment flexibility consistent with the Portfolios' current investment objectives and policies. The Directors believe that by changing the fundamental investment restrictions, as described below, the Portfolios will avoid future situations where a fundamental restriction will prevent a Portfolio, absent another shareholder vote, from taking advantage of new opportunities that appear to be both legally permissible and advantageous to shareholders. Under the proposed restrictions, each Portfolio would have the ability in the future, if the regulatory or market environments change, to avail themselves of such opportunities. The adoption of any of these proposals is not contingent on the adoption of any other proposal.

         REQUIRED VOTE FOR ITEMS 5.a. - 5.g. As provided in the 1940 Act, approval of amendments to or elimination of any of the fundamental investment restrictions with respect to a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of such Portfolio, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio or (ii) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

         THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE TO AMEND EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTIONS AS DESCRIBED BELOW.

                5.a. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO
                     THE FUNDAMENTAL INVESTMENT RESTRICTION
                   WITH RESPECT TO INVESTMENTS IN REAL ESTATE

         The Directors are recommending that the Portfolios' fundamental investment restriction with respect to investments in real estate be amended in order to permit the Portfolios the maximum flexibility to invest in real estate and a range of real estate-related instruments. The current restriction states that the Portfolios may not:

         "Purchase or sell real estate, provided that a Portfolio may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts."

         The proposed amended fundamental investment restriction is set forth below:

         "The Portfolio may purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time."

         Although the 1940 Act requires registered investment companies to have a fundamental policy on investing in real estate, it does not require a registered investment company to restrict its investments in real estate. The Portfolios currently have no plans to invest directly in real estate, especially in light of current tax laws applicable to the Portfolios which limit the amount of income they can earn from real estate in order to continue to qualify as "regulated investment companies" accorded special tax treatment under the Internal Revenue Code. This proposal is therefore anticipated to have little current practical effect on the Portfolios. However, if this proposal is approved, a Portfolio may at some future time determine that direct investments in real estate are in its best interests. If this proposal is approved, each Portfolio may also, consistent with its investment objectives and policies and applicable law, invest in various real estate-related instruments, such as real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings.

         Investments in real estate and real estate-related instruments entail certain risks due to a variety of factors. Factors affecting the performance of real estate ventures may include satisfactory completion of construction, excess supply of real estate in certain markets, prudent management of insurance risks, sufficient level of occupancy, adequacy of financing available in capital markets, competent management, adequate rent to cover operating expenses, local and regional markets for competing assets, changes in applicable laws and government regulations (including taxes), and social and economic trends. In addition, real estate-related instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

         Certain assets in which each Portfolio may invest following the amendment of this restriction may not be readily marketable. Investments in real estate and real estate-related instruments that are not readily marketable entail additional risks, such as difficulty in pricing the real estate or instrument for purposes of determining a Portfolio's net asset value and the possibility that a Portfolio would be unable to sell the real estate or instrument at a price approximating its market value when it decides to sell it.

              5.b. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE
                       FUNDAMENTAL INVESTMENT RESTRICTION
                   WITH RESPECT TO INVESTMENTS IN COMMODITIES

         The Directors are recommending that the Portfolios' fundamental investment restriction with respect to investments in commodities and commodity contracts be amended in order to permit the Portfolios the maximum flexibility to invest in a range of commodities, commodity contracts or investments which might for certain technical reasons be considered to be commodities or commodity contracts. The current restriction states that the Portfolios may not:

         "Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell futures on fixed income instruments and foreign currencies and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on securities and on foreign currencies and forward foreign currency contracts."

         The proposed fundamental investment restriction is set forth below:

         "The Portfolio may purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time."

         Although the 1940 Act requires registered investment companies to maintain a policy regarding their investments in commodities, it does not require a registered investment company to restrict its investments in commodities. If approved, the amended restriction would permit the Portfolios to use financial futures contracts, options (including options on financial futures contracts) and forward contracts to a greater extent than they may currently (e.g., a Portfolio would be able to purchase or sell futures contracts and related options on bond indices). The restriction would also permit the Portfolios to invest in other commodities and commodity contracts, such as direct investments in gold and other precious metals. However, no Portfolio currently expects to invest in commodities or commodity contracts other than financial futures contracts, options and forward contracts, including any such transactions relating to foreign currencies. Each Portfolio, however, would like the ability to consider using these investment techniques in the future.

         Certain risks could arise from the use of futures, options and forward contracts by a Portfolio, including the possibility of imperfect correlations among movements in the prices of futures, options and forward contracts purchased or sold by the Portfolio, of the underlying commodity, security, index or currency and, in the case of hedging transactions, of the liability or securities that are the subject of the hedge. The successful use of these strategies further depends on the ability to forecast market movements correctly. Other risks arise from the potential inability to close out futures, options or forward positions. There can be no assurance that a liquid secondary market will exist for any future, option or forward contract at any particular time. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. Futures, options and forward contracts typically entail leverage, involve costs and may result in losses.

         Investing in commodities and commodity contracts may also entail certain other risks, including the effects on the future value of the commodity of the activities of market participants who invest mainly for purposes of hedging or speculating. Other factors impacting the value of investments in commodities include changes in the costs associated with the actual storage of a commodity; risks associated with market changes and their impact on the reinvestment of proceeds; variables such as drought, floods, weather, livestock disease, embargoes, and tariffs; and the decreased liquidity and increased liability which may result from swap agreements or other non-exchange traded instruments that facilitate indirect investment in commodities.

                  5.c. APPROVAL OR DISAPPROVAL OF AN AMENDMENT
                         TO THE FUNDAMENTAL INVESTMENT
                    RESTRICTION WITH RESPECT TO MAKING LOANS

         The Directors are recommending that the Portfolios' fundamental investment restriction with respect to making loans be revised to, among other things, permit the Portfolios to purchase securities that are not publicly distributed, which could be considered loans for these purposes. The current restriction states that the Portfolios may not:

         "Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans."

The proposed amended fundamental investment restriction is set forth below:

         "The Portfolio may lend or borrow money and issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time."

         If this proposal is approved, each Portfolio may, consistent with its investment objectives and policies and applicable law, make loans, including purchasing securities that are not publicly distributed. The 1940 Act permits a Portfolio to make loans only if expressly permitted by the Portfolio's investment policies, but never to persons who control or are under common control with the Portfolio. Thus, the 1940 Act effectively prohibits a Portfolio from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Portfolio may, however, make other loans which if made would expose shareholders to certain additional risks, such as the failure of the other party to repay the loan.

         Securities that are not publicly distributed are generally restricted as to resale under federal securities laws or by contract. Such securities are often less liquid and more difficult to value than securities that are publicly distributed, and a Portfolio may find it more difficult to sell such securities at a price that approximates fair market value.

                  5.d. APPROVAL OR DISAPPROVAL OF AN AMENDMENT
                   TO THE FUNDAMENTAL INVESTMENT RESTRICTION
                WITH RESPECT TO BORROWING AND SENIOR SECURITIES

         The Directors are recommending that the Portfolios' fundamental investment restriction with respect to borrowing and senior securities be amended to grant the Portfolios the maximum flexibility permitted by the 1940 Act. The Portfolios' current restriction states that the Portfolios may not:

         "Borrow money or issue senior securities, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements, provided that, immediately after such borrowing, the total amount borrowed by the Portfolio, including reverse repurchase agreements, does not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings); and provided further that any Portfolio may enter into transactions in options, futures, options on futures and forward foreign currency contracts as described in the Prospectus and this Statement of Additional Information."

         The proposed fundamental investment restriction is set forth below:

         "The Portfolio may lend or borrow money and issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time."

         If the amendment to this restriction is approved, each Portfolio will also adhere to the following non-fundamental limitation on borrowing:

         "Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing (including reverse repurchase agreements and dollar roll transactions), a Portfolio will not make investments while its borrowing is in excess of 5% of its total assets."

         Because this limitation is nonfundamental, the Directors will have the ability to modify or eliminate the limitation without the need for shareholder approval if a Portfolio determines that such modification or elimination would be appropriate.

         The 1940 Act currently limits borrowings by registered open-end investment companies to the same extent as the Portfolios' current restriction (i.e., to no more than 33 1/3% of total assets). However, the revised restriction would permit the Portfolios to, among other things, engage in dollar roll transactions, which could be considered borrowings, and to borrow from parties other than banks. A dollar roll is a transaction in which a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

         Borrowing by a Portfolio allows it to leverage its assets, which exposes it to certain risks. Leveraging exaggerates the effect of any increase or decrease in the value of securities owned by a Portfolio on the Portfolio's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest or dividends received from the securities purchased with borrowed funds.

         Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends, and technically includes all indebtedness over 5% of a Portfolios' assets. The 1940 Act prohibits the issuance of senior securities by registered investment companies, except for permitted borrowings. Thus, given the proposed changes to the Portfolios' restriction on borrowing described above, which permit the Portfolios the maximum flexibility to borrow money, the proposed change with respect to senior securities will have no current impact on the Portfolios.

               5.e. APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF
                     THE FUNDAMENTAL INVESTMENT RESTRICTION
                      WITH RESPECT TO MARGIN TRANSACTIONS

         The Directors are recommending that the Portfolios' fundamental investment restriction which limits the Portfolio's ability to purchase securities on margin be eliminated. Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the Portfolios may not:

         "Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that a Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward foreign currency contracts."

         The Portfolios originally adopted this fundamental restriction to comply with certain state securities law requirements which are no longer applicable to the Portfolios.

         The Portfolios' potential use of margin transactions beyond transactions in futures, options (including options on futures) and forward contracts and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is limited by the current position of the staff of the SEC which prohibits margin transactions because they create senior securities. The SEC staff's position does not apply to transactions in futures, options and forward contracts.


               5.f. APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF
                     THE FUNDAMENTAL INVESTMENT RESTRICTION
                        WITH RESPECT TO PLEDGING ASSETS

         The Directors are recommending that the Portfolios' fundamental investment restriction which limits the Portfolios' ability to pledge its assets be eliminated. The current restriction states that the Portfolios may not:

"Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings, provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with the Portfolio's use of options, futures contracts, options on futures contracts, forward foreign currency contracts, when-issued securities or reverse repurchase agreements."

         The Portfolios originally adopted this fundamental restriction to comply with certain state securities law requirements which are no longer applicable to the Portfolios.

         Pledging assets entails certain risks. To the extent that a Portfolio pledges its assets, the Portfolio may have less flexibility in liquidating its assets. If a large portion of the Portfolio's assets were involved, the Portfolio's ability to meet redemption requests or other obligations could be delayed.

                5.g. APPROVAL OR DISAPPROVAL OF THE ELIMINATION
                   OF THE FUNDAMENTAL INVESTMENT RESTRICTION
                     WITH RESPECT TO INVESTMENTS IN CERTAIN
                      OIL, GAS AND OTHER MINERAL INTERESTS

         The Directors are recommending that the Portfolios' fundamental investment restriction with respect to investments in oil, gas and other mineral-related programs and leases be eliminated. The current restriction states that the Portfolios may not:

"Invest in oil, gas or mineral-related programs or leases, provided that a Portfolio may invest in securities issued by companies that engage in such activities."

         The Portfolios originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable to the Portfolios. The Portfolios currently have no intention to invest directly in oil, gas or other mineral interests, and this proposal is therefore anticipated to have little current practical effect on the Portfolios. However, if this proposal is approved, each Portfolio may, at some future time, determine that investments in oil, gas and other mineral interests are in its best interests.

         If the proposal is approved, each Portfolio will be able to invest directly in oil, gas and other mineral interests. These investments entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing companies), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices and the development of alternative energy sources and alternative uses for such materials and related products.


                               6.  MISCELLANEOUS

         OTHER BUSINESS. The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Directors' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         QUORUM. One-third of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the Proxy Statement).

         SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, Directors of the Company and employees of LMIA and/or Western Asset and their affiliates may solicit proxies in person or by telephone. The cost of the solicitation will be borne by the Company.

         TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Company to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. As stated above, shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Directors. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Shares represented by proxies that withhold authority to vote, abstentions and broker non-votes will have the effect of negative votes on each of the proposals other than the election of Directors (Proposals 2) and the ratification of the selection of independent auditors (Proposal 3).

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. As allowed by Maryland law, the Portfolios do not intend to hold annual shareholders' meetings except where the 1940 Act requires a shareholder vote on certain matters. Under the 1940 Act, holders of 10% or more of the outstanding shares of the Company have the right to call a special meeting of holders of shares in the Company for the purpose of removing directors of the Company. In addition, holders of 25% or more of the shares in the Company entitled to vote at a meeting have the right under the By-Laws of the Company to call a special meeting of holders of shares by submitting a written request to the Portfolios at 117 East Colorado Boulevard, Pasadena, California 91105, stating the purpose of the proposed meeting and the matters to be acted upon.

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the attention of the Secretary of the Company at the above address. A shareholder may include with the proposal a supporting statement which (together with the proposal) should not exceed 500 words in length. Proposals should be received by the Company a reasonable time before the proxy statement for the meeting is mailed to shareholders.

         ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any of such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on one or more proposals, but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Company's By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals in respect of which such adjournment is proposed. They will vote against any such adjournment all other proxies. The costs of any such additional solicitation and of any adjourned session will be borne by the Company.

         PRINCIPAL HOLDERS OF SECURITIES. Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Company to own beneficially five percent or more of the outstanding shares of the Core Portfolio as of March ___, 1998 [TO BE UPDATED IN DEFINITIVE FILING.]:


                                                        % of Ownership As of
                Name and Address                            March , 1998
                ----------------                        --------------------
     BHP Copper-Group                                       [6.58]%
     7400 N. Oracle Road, Suite 200
     Tucson, AZ  85704

     Newspaper and Mail Delivers' Publishers'                [7.24]%
     Pension Fund
     41-18 27th Street
     Long Island City, NY  11101-3825

     Houghton Mifflin Co. Pension Plan                       [5.39]%
     222 Berkeley Street
     Boston, MA  02116-3764

     Thompson Consumer Electronics, Inc.                     [7.24]%
     600 North Sherman Drive
     Indianapolis, IN  46201-2598

     Northern Trust Company                                 [11.31]%
     50 S. LaSalle Street
     Chicago, IL  60675

     State Street Bank & Trust Company                      [16.86]%
     Solomon Willard Bldg.
     Enterprise Drive
     North Quincy, MA  02171

     Bankers Trust                                          [9.55]%
     648 Grassmere Park Road, 2nd Floor
     Nashville, TN  37211

         Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Company to own beneficially five percent or more of the outstanding shares of the Intermediate Portfolio as of March ___, 1998:



                                                        % of Ownership As of
                Name and Address                            March , 1998
                ----------------                        --------------------
     Harvard Industries Inc.                                 [7.22]%
     2502 N. Rocky Point Drive
     Tampa, FL  33607

     Allergan Inc.                                           [7.63]%
     2525 Dupont Drive
     P.O. Box 19534
     Irvine, CA  92713-9354

     Anne Arundel County MD Master Trust                    [10.88]%
     44 Calvert Street
     Annapolis, MD  21404

     Harn Industries                                        [15.75]%
     P.O. Box 554
     Milwaukee, WI  53201

     MA Hanna Master Trust                                  [13.67]%
     200 Public Square
     Cleveland, OH  44114-2301

     Marshall & Ilsley Trust Co.                            [15.75]%
     1000 N. Water Street
     Milwaukee, WI  53202

     First Union National Bank                               [7.94]%
     401 S. Tryon Street
     Charlotte, NC  28202

     Northern Trust Company                                 [13.67]%
     50 LaSalle Street
     Chicago, IL  60675

     Key Trust                                              [10.66]%
     P.O. Box 94870
     Cleveland, OH  44101

     State Street Bank & Trust Company                      [10.88]%
     P.O. Box 1992
     Boston, MA  02105

     Mac & Co.                                               [7.63]%
     Mellon Bank NA
     Pittsburgh, PA  15230

         Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Company to own beneficially five percent or more of the outstanding shares of the Limited Duration Portfolio as of March ___, 1998:




                                                        % of Ownership As of
                Name and Address                            March , 1998
                ----------------                        --------------------
     Western Michigan University                            [42.75]%
     Investment & Endowment Mgmt.
     1083 Seibert Admin. Bldg.
     Kalamazoo, MI  49008

     University Athletic Assoc.                             [25.35]%
     P.O. Box 14485
     Gainesville, FL  32604

     Good Shephard Medical                                  [23.92]%
     P.O. Box 160
     Westerville, OH  43086

     Northwestern Trust Co.                                  [7.97]%
     600HFA Bldg.
     914 S. 8th Street
     Minneapolis, NH  55404

         Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Company to own beneficially five percent or more of the outstanding shares of the Money Market Portfolio as of March ___, 1998:



                                                        % of Ownership As of
                Name and Address                            March , 1998
                ----------------                        --------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      APPENDIX A

                               PROPOSED ARTICLES

                                                                      APPENDIX B

                          FORM OF MANAGEMENT AGREEMENT

                                                                      APPENDIX C

                           FORM OF ADVISORY AGREEMENT

                           WESTERN ASSET TRUST, INC.

                                 CORE PORTFOLIO
                             INTERMEDIATE PORTFOLIO
                           LIMITED DURATION PORTFOLIO
                             MONEY MARKET PORTFOLIO
                       INTERNATIONAL SECURITIES PORTFOLIO

                  PROXIES SOLICITED BY THE BOARD OF DIRECTORS




The undersigned, revoking any previous proxies, hereby appoint(s) Donna E. Barnes, Ilene S. Harker, and W. Curtis Livingston, III, and each of them separately, as proxies, with full power of substitution to each, and hereby authorizes them to represent and to vote all shares of the Core Portfolio, Intermediate Portfolio, Limited Duration Portfolio, Money Market Portfolio and International Securities Portfolio of Western Asset Trust, Inc. (the "Company") which the undersigned would be entitled to vote if personally present, as designated below, at the Meeting of Shareholders of the Company to be held at the offices of the Company at 117 East Colorado Boulevard, Pasadena, California, 91105 on March [ ], 1998 at [9:00] a.m., Pacific time, and at any adjournments thereof. All powers may be exercised by a majority of said proxyholders or substitutes voting or acting or, if only one votes and acts, then by that one. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS BELOW.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

ALL SHAREHOLDERS PLEASE VOTE:                                                        FOR         AGAINST         ABSTAIN
1.   Proposal to approve a new Charter for the Company.                              [ ]           [ ]              [ ]

2a.  Proposal to elect John E. Bryson as a Director of the Company.                  [ ]           [ ]              [ ]

2b.  Proposal to elect Anita L. DeFrantz as a Director of the Company.               [ ]           [ ]              [ ]

2c.  Proposal to elect Edward A. Taber, III as a Director of the Company.            [ ]           [ ]              [ ]

3.   Proposal to ratify selection of independent auditors.                           [ ]           [ ]              [ ]

ALL SHAREHOLDERS OF THE CORE, INTERMEDIATE, MONEY MARKET AND LIMITED DURATION
PORTFOLIOS PLEASE VOTE:

4a.  Proposal to approve a new Investment Management Agreement between the           [ ]           [ ]              [ ]
     Company on behalf of the relevant Portfolio and LM Institutional
     Advisors, Inc.

4b.  Proposal to approve a new Investment Advisory Agreement with respect to the     [ ]           [ ]              [ ]
     relevant Portfolio between LM Institutional Advisors, Inc. and Western
     Asset Management Company.

5a.  Proposal to amend the relevant Portfolio's fundamental investment               [ ]           [ ]              [ ]
     restriction with respect to investments in real estate.

5b.  Proposal to amend the relevant Portfolio's fundamental investment               [ ]           [ ]              [ ]
     restriction with respect to investments in commodities.

5c.  Proposal to amend the relevant Portfolio's fundamental investment               [ ]           [ ]              [ ]
     restriction with respect to making loans.

5d.  Proposal to amend the relevant Portfolio's fundamental investment               [ ]           [ ]              [ ]
     restriction with respect to borrowing and senior securities.

5e.  Proposal to eliminate the relevant Portfolio's fundamental investment           [ ]           [ ]              [ ]
     restriction with respect to margin transactions.

5f.  Proposal to eliminate the relevant Portfolio's fundamental investment           [ ]           [ ]              [ ]
     restriction with respect to pledging assets.

5g.  Proposal to eliminate the relevant Portfolio's fundamental investment           [ ]           [ ]              [ ]
     restriction with respect to investments in certain oil, gas and other mineral interests.

Please sign your name exactly as it appears on this card. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such when signing.


-------------------------           ---------------           -----------------------------                 ------------------
Signature                           Date                      Signature (Joint Owners)                      Date